Exhibit 99.1

FOR IMMEDIATE RELEASE

FB FINANCIAL CORPORATION ANNOUNCES SECONDARY OFFERING

NASHVILLE, Tenn. May 21, 2018—FB Financial Corporation (the “Company”) (NYSE: FBK) announced today the launch of an underwritten secondary public offering of a total of 3,200,000 shares of its common stock (the “Secondary Offering”), all of which will be offered by Mr. James W. Ayers (the “Selling Shareholder”). In addition, the Selling Shareholder expects to grant to the underwriters an option for 30 days to purchase up to 480,000 additional shares of common stock to cover overallotments, if any, at the public offering price, less the underwriting discount. The Company will not receive any proceeds from the Secondary Offering.

J.P. Morgan and Stephens Inc. are acting as joint book-running managers and as underwriters of the Secondary Offering.

The shares are being offered pursuant to a Registration Statement on Form S-3 (File No. 333-221149) under the Securities Act of 1933, as amended, which was previously filed with the Securities and Exchange Commission (the “SEC”) and became effective on November 9, 2017. A preliminary prospectus supplement has been filed with the SEC to which this communication relates. Potential purchasers of common stock in the Secondary Offering should consider carefully the information contained in the preliminary prospectus supplement and the accompanying prospectus and other documents that the Company has filed with the SEC for more complete information about the Company, the Selling Shareholder and the Secondary Offering. When available, copies of the preliminary prospectus supplement and the accompanying prospectus related to the Secondary Offering may be obtained by contacting: J.P. Morgan Securities LLC c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, or by telephone at (866) 803-9204, or by email at prospectus-eqfi@jpmchase.com; or Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201, Attn: Prospectus Department, by emailing prospectus@stephens.com, by calling (501) 377-2131 or by faxing (501) 377-2404. Investors may also obtain copies of these documents free of charge by visiting the SEC’s website at www.sec.gov.

NO OFFER OR SOLICITATION

This press release does not constitute an offer to sell or a solicitation of an offer to buy shares of common stock nor shall there be any sale of the shares of common stock in the Secondary Offering in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The Secondary Offering is being made only by means of the preliminary prospectus supplement and accompanying prospectus, which have been or will be filed with the SEC.

ABOUT FB FINANCIAL CORPORATION

FB Financial Corporation (NYSE: FBK) is a bank holding company headquartered in Nashville, Tennessee. FB Financial operates through its wholly owned banking subsidiary, FirstBank, the third largest Tennessee-headquartered community bank, with 56 full-service bank branches across Tennessee, North Alabama and North Georgia, and a national mortgage business with offices across the Southeast. FirstBank serves five of the largest metropolitan markets in Tennessee and has approximately $4.7 billion in total assets.

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FB Financial Corporation Announces Secondary Offering

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this press release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include statements relating to the Selling Shareholder’s grant of an overallotment option to the underwriters in the Secondary Offering. These forward-looking statements can generally be identified by the use of the words and phrases “may,” “will,” “should,” “could,” “would,” “goal,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “aim,” “predict,” “continue,” “seek,” “projection” and other variations of such words and phrases and similar expressions.

These forward-looking statements are not historical facts. The inclusion of these forward-looking statements should not be regarded as a representation by the Company or any other person that the forward-looking statements will occur. Accordingly, the Company cautions readers of this Report that any such forward-looking statements are not guarantees of future performance or outcomes and are subject to various risks, assumptions and uncertainties. Because of these risks and other uncertainties, the outcome of matters that are the subject of forward-looking statements may be materially different from the anticipated or estimated results discussed in the forward-looking statements in this press release. Readers of this press release should not unduly rely on any forward-looking statements, which represent the Company’s beliefs, assumptions and estimates only as of the dates on which they were made, as predictions of future events. The Company undertakes no obligation to update these forward-looking statements as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company.

The Company qualifies all of its forward-looking statements by these cautionary statements

FB Financial Corporation

Media Contact:

Jeanie M. Rittenberry, 615-313-8328

jrittenberry@firstbankonline.com

www.firstbankonline.com

or

Financial Contact:

James R. Gordon, 615-564-1212

jgordon@firstbankonline.com

investorrelations@firstbankonline.com

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